Exhibit 99.2



                                                Unaudited
                                         AmSouth Bancorporation
                                   CONSOLIDATED STATEMENTS OF EARNINGS
                                 ($ in thousands, except per share data)


------------------------------------------------------------------------------------------------------------------------
                                                                                  2003                     2002
                                                                      ----------------------------- --------------------
                                                                       September June 30   March 31  December  September
                                                                           30                            31        30
                                                                       ------------------  --------  -------------------
INTEREST INCOME
Loans                                                                 $381,886  $389,859  $398,543  $406,373  $ 411,855
Available-for-sale securities                                           74,495    75,065    77,682    79,248     84,366
Held-to-maturity securities                                             45,888    56,199    60,865    59,443     62,465
Trading securities                                                          67         6        55       726        482
Loans held for sale                                                      2,272       318       160       359      2,068
Federal funds sold and securities purchased under agreements to resell     503       889       166     1,152      1,256
Other interest-earning assets                                               69       110       154       325        457
                                                                       --------  --------  --------  --------  ---------
                        Total interest income                          505,180   522,446   537,625   547,626    562,949
                                                                       --------  --------  --------  --------  ---------

INTEREST EXPENSE
Interest-bearing checking                                                6,295     8,129     8,035     9,300     12,271
Money market and savings deposits                                        9,144    13,819    13,997    17,552     20,275
Time deposits                                                           49,861    51,116    52,293    56,989     59,145
Foreign deposits                                                         1,658     1,675     1,684     1,795      1,668
Certificates of deposit of $100,000 or more                             18,087    16,555    15,486    16,864     18,140
Federal funds purchased and securities sold under agreements to
 repurchase                                                              3,917     4,555     5,919     6,308      7,452
Other borrowed funds                                                     1,076       985     1,145       821      1,008
Long-term Federal Home Loan Bank advances                               61,331    64,949    66,718    67,991     68,840
Other long-term debt                                                    10,358    11,307     9,306     9,523      9,765
                                                                       --------  --------  --------  --------  ---------
                        Total interest expense                         161,727   173,090   174,583   187,143    198,564
                                                                       --------  --------  --------  --------  ---------

NET INTEREST INCOME                                                    343,453   349,356   363,042   360,483    364,385
Provision for loan losses                                               41,800    42,700    44,700    53,450     51,400
                                                                       --------  --------  --------  --------  ---------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                    301,653   306,656   318,342   307,033    312,985
                                                                       --------  --------  --------  --------  ---------

NONINTEREST REVENUES
Service charges on deposit accounts                                     87,535    81,677    75,556    78,873     77,672
Trust income                                                            25,918    25,598    26,027    24,829     25,357
Consumer investment services income                                     17,937    16,049    16,310    16,329     18,912
Interchange income                                                      16,709    18,360    16,687    16,971     16,418
Bank owned life insurance policies                                      13,616    13,060    13,834    13,629     14,587
Bankcard income                                                          6,622     6,691     6,201     6,550      6,475
Mortgage income                                                         11,975    17,130    10,016     6,691      7,112
Portfolio income                                                        17,600    15,906     5,930     5,541      4,267
Other noninterest revenues                                              30,873    16,247    22,324    22,821     17,536
                                                                       -------- ---------  --------  --------  ---------
                        Total noninterest revenues                     228,785   210,718   192,885   192,234    188,336
                                                                       -------- ---------  --------  --------  ---------

NONINTEREST EXPENSES
Salaries and employee benefits                                         164,086   156,723   154,065   142,675    144,517
Equipment expense                                                       29,022    30,572    27,968    29,030     30,155
Net occupancy expense                                                   34,120    33,484    31,525    30,530     30,011
Postage and office supplies                                             11,636    11,351    11,939    11,972     11,973
Marketing expense                                                        9,341     9,173     9,158     8,941      8,903
Communications expense                                                   7,287     7,044     7,563     5,491      5,788
Amortization of intangibles                                              1,198     1,198     1,198     1,225      1,224
Other noninterest expenses                                              49,866    49,077    46,190    46,820     43,460
                                                                       -------- ---------  --------  --------  ---------
                        Total noninterest expenses                     306,556   298,622   289,606   276,684    276,031
                                                                       -------- ---------  --------  --------  ---------

INCOME BEFORE INCOME TAXES                                             223,882   218,752   221,621   222,583    225,290
Income taxes                                                            66,494    63,927    66,265    67,376     69,289
                                                                     ---------- ---------  --------  --------  ---------

NET INCOME                                                            $157,388  $154,825  $155,356  $155,207  $ 156,001
                                                                       ======== ========= ========= ========= ==========

Average common shares outstanding                                      349,421   349,509   351,981   353,792    357,567
Earnings per common share                                             $    .45  $    .44  $    .44  $    .44  $     .44
Diluted average common shares outstanding                              353,317   353,354   355,265   356,784    361,961
Diluted earnings per common share                                     $    .45  $    .44  $    .44  $    .44  $     .43



                                                                 Unaudited
                                                           AmSouth Bancorporation
                                 QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES
                                                 (Taxable equivalent basis, $ in thousands)


------------------------------------------------------------------------------------------------------------------------------------
                         Three Months Ended            Three Months Ended            Three Months Ended         Three Months Ended
                         September 30, 2003              June 30, 2003                 March 31, 2003            December 31, 2002
                    ----------------------------- ----------------------------- ----------------------------- ---------------------
                      Average    Revenue/  Yield/   Average    Revenue/  Yield/   Average    Revenue/  Yield/   Average    Revenue/
                      Balance    Expense   Rate     Balance    Expense   Rate     Balance    Expense   Rate     Balance    Expense

------------------------------------------------- ---------------------------------------------------------------------------------
ASSETS
Interest-earning
 assets:
Commercial and
 commercial real
 estate             $13,418,636  $172,721   5.11% $13,334,004  $173,089   5.21% $13,147,129  $177,491   5.48% $12,821,252  $182,948
Residential first
 mortgages            3,482,912    46,621   5.31%   3,266,570    46,441   5.70%   3,091,003    46,569   6.11%   2,581,052    39,592
Equity loans and
 lines                6,751,177    79,328   4.66%   6,615,453    82,108   4.98%   6,439,787    82,572   5.20%   6,275,391    86,032
Dealer
 indirect             3,726,766    61,857   6.59%   3,743,714    64,806   6.94%   3,752,267    67,206   7.26%   3,725,141    70,901
Other consumer        1,288,282    27,838   8.57%   1,306,096    30,032   9.22%   1,399,612    31,545   9.14%   1,415,145    34,098
                    ------------ ---------        ------------ ---------        ------------ ---------        ------------ --------
   Total loans net
    of unearned
    income           28,667,773   388,365   5.37%  28,265,837   396,476   5.63%  27,829,798   405,383   5.91%  26,817,981   413,571
Available-for-sale
 securities           5,540,681    75,238   5.39%   4,646,425    75,971   6.56%   4,511,821    78,623   7.07%   4,286,045    80,291
Held-to-maturity
 securities           4,467,344    49,463   4.39%   4,440,248    59,984   5.42%   4,457,596    64,804   5.90%   4,237,829    63,390
                    ------------ ---------        ------------ ---------        ------------ ---------        ------------ --------
   Total investment
    securities       10,008,025   124,701   4.94%   9,086,673   135,955   6.00%   8,969,417   143,427   6.49%   8,523,874   143,681
Other interest-
 earning assets         399,336     2,911   2.89%     356,393     1,323   1.49%     154,144       535   1.41%     569,309     2,562
                    ------------ ---------        ------------ ---------        ------------ ---------        ------------ --------

Total interest-
 earning assets      39,075,134   515,977   5.24%  37,708,903   533,754   5.68%  36,953,359   549,345   6.03%  35,911,164   559,814
Cash and due from
 banks                1,058,120                     1,057,946                     1,054,545                     1,042,937
Other assets          3,554,143                     3,386,249                     3,137,890                     3,077,443
Allowance for loan
 losses                (390,219)                     (391,229)                     (382,501)                     (381,464)
Market valuation on
 AFS securities          18,529                       156,129                       179,543                       187,887
                    ------------                  ------------                  ------------                  ------------
                    $43,315,707                   $41,917,998                   $40,942,836                   $39,837,967
                    ============                  ============                  ============                  ============



LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing
 liabilities:
Interest-bearing
 checking            $5,793,183     6,295   0.43%  $5,753,817     8,129   0.57%  $5,590,645     8,035   0.58%  $5,259,390     9,300
Money market and
 savings deposits     7,670,427     9,144   0.47%   7,548,133    13,819   0.73%   7,405,443    13,997   0.77%   7,283,621    17,552
Time deposits         9,306,813    67,948   2.90%   8,774,627    67,671   3.09%   8,359,791    67,779   3.29%   8,596,584    73,853
Foreign deposits        828,492     1,658   0.79%     689,875     1,675   0.97%     686,369     1,684   1.00%     675,778     1,795
Federal funds purchased
 and securities
 sold under
 agreements to
 repurchase           1,954,417     3,917   0.80%   1,836,940     4,555   0.99%   2,180,991     5,919   1.10%   2,023,816     6,308
Other interest-
 bearing liabilities  7,365,016    72,765   3.92%   7,333,085    77,241   4.22%   6,981,141    77,169   4.48%   6,464,030    78,335
                    ------------ ---------        ------------ ---------        ------------ ---------        ------------ --------

Total interest-
 bearing liabilities 32,918,348   161,727   1.95%  31,936,477   173,090   2.17%  31,204,380   174,583   2.27%  30,303,219   187,143
                                 --------- ------              --------- ------              --------- ------              --------

Net interest
 spread                                     3.29%                         3.51%                         3.76%
                                           ======                        ======                        ======

Noninterest-bearing
 demand deposits      5,605,708                     5,329,351                     5,144,378                     5,050,493
Other
 liabilities          1,696,861                     1,539,225                     1,483,672                     1,406,418
Shareholders'
 equity               3,094,790                     3,112,945                     3,110,406                     3,077,837
                    ------------                  ------------                  ------------                  ------------

                    $43,315,707                   $41,917,998                   $40,942,836                   $39,837,967
                    ============                  ============                  ============                  ============

Net interest income/margin on a
 taxable equivalent basis         354,250   3.60%               360,664   3.84%               374,762   4.11%               372,671
                                           ======                        ======                        ======

Taxable equivalent
 adjustment:
Loans                               6,479                         6,617                         6,840                         7,198
Available-for-sale
 securities                           743                           906                           941                         1,043
Held-to-maturity
 securities                         3,575                         3,785                         3,939                         3,947
                                 ---------                     ---------                     ---------                     --------
Total taxable equivalent
 adjustment                        10,797                        11,308                        11,720                        12,188
                                 ---------                     ---------                     ---------                     --------
Net interest
 income                          $343,453                      $349,356                      $363,042                      $360,483
                                 =========                     =========                     =========                     ========


------------------------------------
         Three Months Ended
         September 30, 2002
------ -----------------------------
Yield/   Average    Revenue/  Yield/
 Rate    Balance    Expense   Rate
------------------------------------



Assets
 Interest-earning assets:
  Commercial and commercial real estate  5.66% $12,797,749  $192,956   5.98%
  Residential first mortgages            6.09%   1,822,806    29,867   6.50%
  Equity loans and lines                 5.44%   6,062,522    88,399   5.78%
  Dealer indirect                        7.55%   3,753,930    72,697   7.68%
  Other consumer                         9.56%   1,440,953    35,364   9.74%
                                              ------------ ---------
   Total loans net of unearned income    6.12%  25,877,960   419,283   6.43%
  Available-for-sale securities          7.43%   4,321,112    85,518   7.85%
  Held-to-maturity securities            5.93%   4,115,777    66,497   6.41%
                                              ------------ ---------
   Total investment securities           6.69%   8,436,889   152,015   7.15%
  Other interest-earning assets          1.79%     620,380     4,263   2.73%
                                              ------------ ---------
   Total interest-earning assets         6.18%  34,935,229   575,561   6.54%

  Cash due from banks                            1,004,271
  Other assets                                   2,910,646
  Allowance for loan losses                       (377,708)
  Market valuation on AFS Securities               177,922
                                              ------------
                                               $38,650,360
                                              ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing checking              0.70%  $5,205,385    12,271   0.94%
 Money market and savings deposits      0.96%   6,677,187    20,275   1.20%
 Time deposits                          3.41%   8,641,203    77,285   3.55%
 Foreign deposits                       1.05%     482,911     1,668   1.37%
 Federal funds purchased and securities
  sold under agreements to repurchase   1.24%   1,973,865     7,452   1.50%
 Other interest-bearing liabilities     4.81%   6,406,880    79,613   4.93%
                                             ------------ ---------
   Total interest-bearing liabilities   2.45%  29,387,431   198,564   2.68%
                                       ------ -----------            ------

   Net interest spread                  3.73%                         3.86%
                                       ======                        ======
Noninterest-bearing demand deposits            4,892,434
Other liabilities                              1,304,866
Shareholders' equity                           3,065,629
                                            ------------
                                             $38,650,360
                                            ============
Net interest income/margin on a
 taxable equivalent basis             4.12%               376,997   4.28%
                                     ======                        ======

Taxable equivalent adjustment:
 Loans                                                      7,428
 Available-for-sale securities                              1,152
 Held-to-maturity securities                                4,032
                                                        ---------
   Total taxable equivalent adjustment                     12,612
                                                        ---------

     Net interest income                                 $364,385
                                                        =========



NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest- earning, marketable equity securities. Statement
133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest- bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended September 30, 2003, June 30, 2003, March 31, 2003,
December 31, 2002 and September 30, 2002, was approximately $10,147,000,
$12,071,000, $12,974,000, $14,141,000 and $16,616,000, respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 72, 103, 115, 129 and 150 basis points, respectively.


                                                       Unaudited
                                                AmSouth Bancorporation
                                         CONSOLIDATED PERIOD-END BALANCE SHEETS
                                                   ($ in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                                          2003                            2002
                                                        -------------------------------------- -------------------------
                                                         September 30   June 30     March 31     December 31 September 30
                                                         ------------------------  -----------  ------------------------
ASSETS
Cash and due from banks                                 $ 1,116,554  $ 1,451,537  $ 1,372,188  $ 1,221,985  $ 1,364,146
Federal funds sold and securities purchased under
 agreements to resell                                        25,247      484,300      441,988       26,018      271,068
Trading securities                                            1,725          287        1,060       47,964      315,156
Available-for-sale securities                             6,428,817    5,814,466    5,110,643    4,744,866    4,448,355
Held-to-maturity securities                               4,629,726    4,842,826    4,682,460    4,425,053    4,215,161
Loans held for sale                                         140,913       17,655       10,871       19,909       28,984
Loans net of unearned income:
   Commercial and industrial                              5,228,850    5,313,418    5,319,642    5,150,778    5,035,368
   Commercial loans - secured by real estate              1,914,300    1,829,220    1,770,277    1,726,362    1,664,831
   Commercial leases                                      1,907,385    1,787,725    1,780,197    1,780,555    1,720,643
   Commercial real estate mortgages                       2,420,498    2,429,824    2,303,543    2,304,381    2,142,236
   Real estate construction                               2,251,109    2,126,456    2,084,300    2,088,245    2,206,642
   Residential first mortgages                            3,570,875    3,024,847    2,860,556    2,794,072    2,163,751
   Equity loans and lines                                 6,826,872    6,689,561    6,511,687    6,359,945    6,179,910
   Dealer indirect                                        3,698,688    3,720,988    3,756,628    3,731,364    3,725,620
   Revolving credit                                         527,668      525,109      520,758      541,165      519,326
   Other consumer                                           782,159      775,394      791,360      874,051      928,523
                                                         -----------  -----------  -----------  -----------  -----------
   Total loans net of unearned income                    29,128,404   28,222,542   27,698,948   27,350,918   26,286,850
Allowance for loan losses                                  (384,059)    (384,011)    (383,936)    (381,579)    (379,878)
Other interest-earning assets                                33,102       48,602       35,027       63,812       67,071
Premises and equipment, net                                 927,407      907,680      864,517      838,906      792,853
Cash surrender value - bank owned life insurance          1,052,950    1,041,391    1,029,321    1,016,288    1,003,539
Goodwill and other intangibles                              302,425      299,503      300,701      301,900      303,125
Accrued interest receivable and other assets                939,488    1,037,429      935,711      895,232      894,297
                                                         -----------  -----------  -----------  -----------  -----------
                                                        $44,342,699  $43,784,207  $42,099,499  $40,571,272  $39,610,727
                                                         ===========  ===========  ===========  ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits and interest-bearing liabilities:
 Deposits:
   Noninterest-bearing demand                           $ 5,839,977  $ 5,849,456  $ 5,569,319  $ 5,494,657  $ 5,181,668
   Interest-bearing checking                              5,746,617    5,739,344    5,767,727    5,470,243    5,150,492
   Money market and savings deposits                      7,739,210    7,553,650    7,636,685    7,270,541    7,101,223
   Time                                                   6,410,087    6,532,948    6,317,130    6,384,206    6,481,177
   Foreign                                                  867,949      727,329      656,649      640,663      531,743
   Certificates of deposit of $100,000 or more            2,864,383    2,696,099    2,052,939    2,055,314    2,185,499
                                                         -----------  -----------  -----------  -----------  -----------
   Total deposits                                        29,468,223   29,098,826   28,000,449   27,315,624   26,631,802
Federal funds purchased and securities sold under
 agreements to repurchase                                 2,221,105    1,837,292    1,826,851    1,769,547    1,954,121
Other borrowed funds                                        430,461      149,333      149,842      151,018       76,428
Long-term Federal Home Loan Bank advances                 5,595,264    5,826,839    5,732,740    5,838,268    5,352,681
Other long-term debt                                      1,475,346    1,517,224    1,550,816    1,051,015    1,051,918
                                                         -----------  -----------  -----------  -----------  -----------
   Total deposits and interest bearing liabilities       39,190,399   38,429,514   37,260,698   36,125,472   35,066,950
Accrued expenses and other liabilities                    1,999,466    2,209,118    1,713,622    1,329,803    1,421,030
                                                         -----------  -----------  -----------  -----------  -----------
   Total liabilities                                     41,189,865   40,638,632   38,974,320   37,455,275   36,487,980
                                                         -----------  -----------  -----------  -----------  -----------


Shareholders' equity:
     Common stock                                           416,879      416,890      416,909      416,909      416,914
     Capital surplus                                        712,286      706,042      706,234      706,081      703,068
     Retained earnings                                    3,155,397    3,083,424    3,016,279    2,951,430    2,878,670
     Treasury stock                                      (1,102,503)  (1,106,191)  (1,082,170)  (1,045,428)    (960,513)
     Deferred compensation on restricted stock              (15,340)     (15,838)     (16,667)     (15,954)     (15,747)
     Accumulated other comprehensive (loss)/income          (13,885)      61,248       84,594      102,959      100,355
                                                         -----------  -----------  -----------  -----------  -----------
   Total shareholders' equity                             3,152,834    3,145,575    3,125,179    3,115,997    3,122,747
                                                         -----------  -----------  -----------  -----------  -----------
                                                        $44,342,699  $43,784,207  $42,099,499  $40,571,272  $39,610,727
                                                         ===========  ===========  ===========  ===========  ===========


                                                   Unaudited
                                             AmSouth Bancorporation
                                           CREDIT QUALITY STATISTICS
                                                ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended
                                                                         2003                            2002
                                                        ------------------------------------- -------------------------
NET CHARGE-OFFS/(RECOVERIES)                            September 30   June 30     March 31     December 31 September 30
--------------------------------------------------------------------------------  -----------  -------------------------
Commercial:
  Commercial & industrial                              $     9,523  $    12,553  $    12,079  $    14,150  $    13,130
  Commercial loans - secured by real estate                    483          304          106          564         (272)
  Commercial leases                                            (82)         558          432        2,057          250
                                                        -----------  -----------  -----------  -----------  -----------
      Total commercial                                       9,924       13,415       12,617       16,771       13,108

Commercial real estate:
  Commercial real estate mortgages                           2,172          186          182          227          151
  Real estate construction                                     593          443          207        1,451        1,515
                                                        -----------  -----------  -----------  -----------  -----------
      Total commercial real estate                           2,765          629          389        1,678        1,666

Consumer:
  Residential first mortgages                                  587          836          456          663          941
  Equity loans and lines                                    10,448        9,204        6,902        9,621        7,611
  Dealer indirect                                            8,450       10,080       12,413       13,996       10,367
  Revolving credit                                           5,850        5,717        6,059        5,419        5,634
  Other consumer                                             3,728        2,744        3,507        3,601        3,613
                                                        -----------  -----------  -----------  -----------  -----------
      Total consumer                                        29,063       28,581       29,337       33,300       28,166
                                                        -----------  -----------  -----------  -----------  -----------
                                                       $    41,752  $    42,625  $    42,343  $    51,749  $    42,940
                                                        ===========  ===========  ===========  ===========  ===========


NET CHARGE-OFFS AS A PERCENT
OF AVERAGE LOANS (Annualized)
-------------------------------------------------------
Commercial:
  Commercial & industrial                                     0.72 %       0.95 %       0.93 %       1.09 %       1.03 %
  Commercial loans - secured by real estate                   0.10         0.07         0.02         0.13        (0.06)
  Commercial leases                                          (0.02)        0.13         0.10         0.47         0.06
                                                        -----------  -----------  -----------  -----------  -----------
      Total commercial                                        0.44         0.61         0.58         0.78         0.62

Commercial real estate:
  Commercial real estate mortgages                            0.37         0.03         0.03         0.04         0.03
  Real estate construction                                    0.11         0.08         0.04         0.27         0.27
                                                        -----------  -----------  -----------  -----------  -----------
      Total commercial real estate                            0.24         0.06         0.04         0.16         0.15

Consumer:
  Residential first mortgages                                 0.07         0.10         0.06         0.10         0.20
  Equity loans and lines                                      0.61         0.56         0.43         0.61         0.50
  Dealer indirect                                             0.90         1.08         1.34         1.49         1.10
  Revolving credit                                            4.41         4.38         4.67         4.08         4.32
  Other consumer                                              1.94         1.41         1.70         1.61         1.55
                                                        -----------  -----------  -----------  -----------  -----------
      Total consumer                                          0.76         0.77         0.81         0.94         0.85
                                                        -----------  -----------  -----------  -----------  -----------
                                                              0.58 %       0.60 %       0.62 %       0.77 %       0.66 %
                                                        ===========  ===========  ===========  ===========  ===========


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

                                                                Unaudited
                                                         AmSouth Bancorporation
                                                   CREDIT QUALITY STATISTICS (continued)
                                                             ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                                  2003                     2002
                                                                      ----------------------------- --------------------
NONPERFORMING LOANS*                                                   September June 30   March 31  December  September
                                                                           30                            31        30
---------------------------------------------------------------------- ------------------  --------  --------- ---------
Commercial:
  Commercial & industrial                                             $ 52,245  $ 57,092  $ 70,954  $ 79,830  $  62,621
  Commercial loans - secured by real estate                             18,450    13,463    12,232    15,160     14,684
  Commercial leases                                                      4,695     5,967    10,241     9,853     15,922
                                                                       --------  --------  --------  --------  ---------
      Total commercial                                                  75,390    76,522    93,427   104,843     93,227

Commercial real estate:
  Commercial real estate mortgages                                      11,489    13,189    14,979    19,393     19,938
  Real estate construction                                               7,515     9,934    12,238     9,325     15,641
                                                                       --------  --------  --------  --------  ---------
      Total commercial real estate                                      19,004    23,123    27,217    28,718     35,579

Consumer:
  Residential first mortgages                                           11,892    13,704    12,298    12,030     10,494
  Equity loans and lines                                                14,135    13,931    16,080    12,517     11,470
  Dealer indirect                                                           23         9         9       197        -0-
  Other consumer                                                           349       356       520       524        672
                                                                       --------  --------  --------  --------  ---------
      Total consumer                                                    26,399    28,000    28,907    25,268     22,636
                                                                       --------  --------  --------  --------  ---------
                                                                      $120,793  $127,645  $149,551  $158,829  $ 151,442
                                                                       ========  ========  ========  ========  =========

*  Exclusive of accruing loans 90 days past due.



ACCRUING LOANS 90 DAYS PAST DUE
----------------------------------------------------------------------
Commercial:
  Commercial & industrial                                             $  8,269  $  8,230  $  7,980  $  7,222  $   6,827
  Commercial loans - secured by real estate                              3,632       140       365     1,516      1,059
  Commercial leases                                                        452         5       496     1,291        306
                                                                       --------  --------  --------  --------  ---------
      Total commercial                                                  12,353     8,375     8,841    10,029      8,192

Commercial real estate:
  Commercial real estate mortgages                                         174       170       117       300      3,628
  Real estate construction                                                 581       434       556       917        402
                                                                       --------  --------  --------  --------  ---------
      Total commercial real estate                                         755       604       673     1,217      4,030

Consumer:
  Residential first mortgages                                           13,093    10,275    12,387    12,116     14,124
  Equity loans and lines                                                34,191    34,829    44,025    49,239     51,253
  Dealer indirect                                                        3,624     4,011     5,206     7,388      6,063
  Revolving credit                                                       7,249     7,708     8,043     8,375      7,389
  Other consumer                                                         1,323     1,652     1,410     2,681      2,649
                                                                       --------  --------  --------  --------  ---------
      Total consumer                                                    59,480    58,475    71,071    79,799     81,478
                                                                       --------  --------  --------  --------  ---------
                                                                      $ 72,588  $ 67,454  $ 80,585  $ 91,045  $  93,700
                                                                       ========  ========  ========  ========  =========

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


                                                        Unaudited
                                                  AmSouth Bancorporation
                                                    OTHER INFORMATION



------------------------------------------------------------------------------------------------------------------------
                                                                                     2003                   2002
                                                                           ---------------------------------------------
REGULATORY CAPITAL RATIOS                                                  September June    March   December  September
                                                                              30*      30      31       31         30
-------------------------------------------------------------------------- --------- ------  ------  --------  ---------
  Tier 1 capital ratio
         AmSouth                                                              7.73 %  7.56 %  7.68 %    7.80 %    7.94 %
         AmSouth Bank                                                         8.93    8.99    9.27      9.52      9.68

  Total capital ratio
         AmSouth                                                             11.47 % 11.32 % 11.64 %   10.60 %   10.90 %
         AmSouth Bank                                                        11.99   12.06   12.45     11.50     11.69

  Leverage ratio
         AmSouth                                                              6.65 %  6.69 %  6.73 %    6.85 %    7.08 %
         AmSouth Bank                                                         7.68    7.94    8.12      8.35      8.61


  * Third quarter 2003 regulatory capital ratios based on preliminary data.
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